SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                          FORM 8-K
                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

          Date of Report (date of earliest event reported):
June 10, 1996


          ADVANTA CREDIT CARD MASTER TRUST II
       (Exact name of Registrant as specified in its charter)


          New York       Reg. No. 33-79986        Not Required
     (State or other      (Commission File        (I.R.S. Employer
      jurisdiction         Number)                 Identification
      of incorporation)                            Number)



                 Colonial National Bank USA
                Attention:  Gene S. Schneyer
                 Brandywine Corporate Center
          650 Naamans Road,Claymont, Delaware 19703
                 (Address of Owner/Servicer)
          (Address of principal executive offices)

     (302) 791-4400 (Telephone Number of Owner/Servicer)
               (Registrant's Telephone Number)








    Items 1-4.        Inapplicable.

     Item 5.        Other Events.

  Information relating to the distributions to Certificateholders for the May 1996 Monthly Period of the Trust in respect of the following Floating Rate Asset Backed Certificates: Series 94-B, Series 94-D, Series 95-A, Series 95-C, Series 95-D, Series 95-F, of which Class A-1 is a Fixed rate, Series 95-G,Series 96-A, of which Class A-1 is a Fixed rate,and 96-B,(the "Certificates") issued by the Registrant and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables, Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1993 between Colonial National Bank USA and Bankers Trust Company, as trustee. Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.

     Item 6.        Inapplicable.

     Item 7.        Financial Statements, Pro Forma Financial
Information and Exhibits.


    1. Monthly Reports for the May 1996 Monthly Period relating to the following Floating Rate Asset Backed
     Certificates: Series 94-B, Series 94-D, Series 95-A, Series 95-C, Series 95-D, Series 95-F, of which Class A-1 is a Fixed rate, Series 95-G, Series 96-A, of which Class A-1 is a Fixed rate, and 96-B, issued by the Colonial Credit Card Master Trust II.











                         SIGNATURE




  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      COLONIAL CREDIT CARD MASTER TRUST II

  (Registrant)

                                By: COLONIAL NATIONAL BANK
  USA
                                             (Owner/Servicer)





Date:  June 17, 1996            By:___________/s/Michael Coco

                              Name:     Michael Coco
                              Title:    Vice President











                         SIGNATURE




  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      COLONIAL CREDIT CARD MASTER TRUST II

  (Registrant)

                                By: COLONIAL NATIONAL BANK
  USA
                                             (Owner/Servicer)





Date:  June 17, 1996            By:_________________________


                              Name:          Michael Coco
                              Title:            Vice President











                    EXHIBIT INDEX





     Exhibit                                 Sequential Page Number

     1.  Monthly Reports for the May 1996 Monthly       5
     Period relating to the Asset Backed Certificates
     Series 94-B, Series 94-D, Series 95-A,
     Series 95-C, Series 95-D,Series 95-F, Series 95-G,
     Series 96-A, and Series 96-B issued by the ADVANTA Credit
     Card Master Trust II.













(sec-mtII.doc)




























                                                   May,  1996


                  MONTHLY CERTIFICATEHOLDER'S STATEMENT
                         Advanta National Bank USA
                ________________________________________
                  ADVANTA CREDIT CARD MASTER TRUST II
                             SERIES 1994-B
                ________________________________________

  Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the
  Master Agreement), by and between Advanta National
  Bank USA (Advanta), as Seller and Servicer, and Bank-ers Trust Company, as trustee, as supplemented by the Series 1994-B Supplement dated as of July 19, 1994 (the
  Supplement, and together with the Master Agreement, the Agreement), between Colonial and the Trustee, Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series
  1994-B Certificateholders. This statement relates to the June 17, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master
  Trust II (the Trust) during the prior Monthly Period
  (the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 (1) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class A Certificates . .. .    $ 5.241042

 (2) The total amount of the distribution on the Distribution Date per $1,000 original principal amount of the Class B Certificates .5.470200


 (3) The amount of the distribution set forth in
  paragraph 1 above in respect of principal per
  $1,000 original principal amount of the Class A
  Certificates .. . .    $ 0.00

 (4) The amount of the distribution set forth in
  paragraph 2 above in respect of principal per
  $1,000 original principal amount of the Class B
  Certificates .. . . .    $ 0.00

 (5) The amount of distribution set forth in para-
  graph 1 above in respect of interest per $1,000
  original principal amount of the Class A
  Certificates . . . . .    $ 5.241042

 (6) The amount of distribution set forth in para-
  graph 2 above in respect of interest per $1,000
  original principal amount of the Class B
  Certificates .. . .    $ 5.470200

 (7) The aggregate amount of Collections of Receivables
  processed for the prior Monthly Period which were
  allocated in respect of
  Series 1994-B .. . .    $ 70,989,714.00

 (8) The aggregate amount of Collections of Principal
  Receivables processed during the prior Monthly
  Period and allocated in respect of
  Series 1994-B . . .    $ 61,493,519.00

 (9) The aggregate amount of Reallocated Principal
  Collections with respect to the prior Monthly
  Period . . .    $ 0.00

 (10) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class A Certificates . .. .    $ 8,356,347.00

 (11) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class B Certificates . . .    $ 380,633.00

 (12) The Principal Allocation Percentage(s)
  during the prior Monthly
  Period . .. .  5/1/96 - 5/12/96     10.32%
                 5/13/96 - 5/31/96     9.67%


 (13) The Floating Allocation Percentage(s)
  during the prior Monthly
  Period . .. .  5/1/96 - 5/12/96     10.32%
                 5/13/96 - 5/31/96     9.67%


 (14) The aggregate outstanding balance of Accounts
  which are 30, 60, 90, 120, 150 and 180 or
  more days delinquent as of the end of the
  prior Monthly Period is .
  (a)  30 - 59 days: . . .    81,446,032.78
  (b)  60 - 89 days: . . .    41,617,220.43
  (c)  90 - 119days:  .. .    32,467,146.02
  (d) 120 - 149 days : . .    23,611,588.72
  (e) 150 - 179 days: .. .    18,638,627.95
  (f) 180 or more days: . .    3,875,926.27

 (15) The Class A Investor Default Amount for
  the prior Monthly Period is . .. .    $ 2,122,524.00

 (16) The Class B Investor Default Amount for
  the prior Monthly Period is . . .    $ 97,015.00

 (17) The aggregate amount of Class A Investor
  Charge-offs for the prior Monthly
  Period is .                        . .    $ 0.00

 (18) The aggregate amount of Class B Investor
  Charge-offs for the prior Monthly
  Period is . . .    $ 0.00

 (19) The aggregate amount of Class A Investor
  Charge-offs reimbursed on the Distribution Date
  is . . .    $ 0.00

 (20) The aggregate amount of Class B Investor
  Charge-offs reimbursed on the Distribution Date
  is . . .    $ 0.00

 (21) The amount of the Class A Servicing Fee for the
  prior Monthly Period is .. . .    $ 1,100,000.00

 (22) The amount of the Class B  Servicing Fee for the
  prior Monthly Period is . . .    $ 50,000.00

 (23) The Class A Pool Factor as of the Record Date
  for the Distribution Date is . . .     1.00

 (24) The Class B Pool Factor as of the Record Date
  for the Distribution Date is . . .     1.00

 (25) The Class A Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 660,000,000.00

 (26) The Class A Invested Amount after giving
  effect to any payments on the Distribution Date
  is . .. .    $ 660,000,000.00

 (27) The Class B Investor Amount after giving
  effect to any payments on the Distribution Date
  is . .  . .         $ 30,000,000.00

 (28) The Class B Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . .            $ 30,000,000.00

 (29) The amount, if any, by which the outstanding
  principal balance of the Class A Certificates
  exceeds the Class A Investor Amount after giving
  effect to any activity on the Distribution
  Date is .. . . . . . .    $ 0.00

 (30) The amount, if any, by which the outstanding
  principal balance of the Class B Certificates
  exceeds the Class B Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . . . . . . .    $ 0.00

 (31) The Available Cash Collateral Amount as
  of the close of business on the Distribution
  Date is . .. . . . . .    $ 15,000,000.00

 (32) The Collateral Investor Amount as of the close
  of business on the Distribution
  Date is . . . . . . . .    $ 60,000,000.00

 (33) The Available Enhancement Amount as
  of the close of business on the Distribution
  Date is . .. . . . . .    $ 75,000,000.00

 (34) The amount by which the Net Portfolio Yield
  for the prior Monthly Period exceeds the Base
  Rate for such Monthly Period . . . . . .      3.00%

 (35) The amount of Interchange with respect to the
  prior Monthly Period is . . . . . . .    $ 937,500.00

 (36) The Deficit Controlled Amortization Amount
  (after giving effect to any activity on the
  Distribution Date) is .. . . . . . .    $ 0.00






  ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer



  By: _________________________________________
                            Michael Coco
                        VICE PRESIDENT






                                              May,  1996
          MONTHLY CERTIFICATEHOLDER'S STATEMENT
             Advanta National Bank USA
       ________________________________________

         ADVANTA CREDIT CARD MASTER TRUST II
                   SERIES 1994-D

       _________________________________________

  Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the Master Agreement), by and between Advanta National
  Bank USA (Advanta), as Seller and Servicer, and Bank-ers Trust Company, as trustee, as supplemented by the Series 1994-D Supplement dated as of October 11, 1994 (the Supplement, and together with the Master Agreement, the Agreement), between Advanta and the Trustee, Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1994-D Certificateholders. This statement relates to the June 17, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master Trust II (the Trust) during the prior Monthly Period
  (the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 (1) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class A
  Certificates .. . . . . . .    $ 5.131042

 (2) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class B
  Certificates. . . . . . . .    $ 5.314380


 (3) The amount of the distribution set forth in
  paragraph 1 above in respect of principal per
  $1,000 original principal amount of the Class A
  Certificates .. . . . . . .    $ 0.00

 (4) The amount of the distribution set forth in
  paragraph 2 above in respect of principal per
  $1,000 original principal amount of the Class B
  Certificates .. . . . . . . .    $ 0.00

 (5) The amount of distribution set forth in para-
  graph 1 above in respect of interest per $1,000
  original principal amount of the Class A
  Certificates . . . . . . . .    $ 5.131042

 (6) The amount of distribution set forth in para-
  graph 2 above in respect of interest per $1,000
  original principal amount of the Class B
  Certificates .. . . . . . .    $ 5.314380

 (7) The aggregate amount of Collections of Receivables
  processed for the prior Monthly Period which were
  allocated in respect of
  Series 1994-D . . . . . . . .    $ 94,682,496.00

 (8) The aggregate amount of Collections of Principal
  Receivables processed during the prior Monthly
  Period and allocated in respect of
  Series 1994-D .. . . . . . .    $ 82,017,388.00

 (9) The aggregate amount of Reallocated Principal
  Collections with respect to the prior Monthly
  Period . . . . . . . .    $ 0.00

 (10) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class A Certificates .. . . . . . .    $ 10,830,608.00

 (11) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class B Certificates . . . . . . . .    $ 631,261.00

 (12) The Principal Allocation Percentage(s)
  during the prior Monthly
  Period . . . . . . . .  5/1/96 - 5/12/96     13.76%
                         5/13/96 - 5/31/96     12.90%

 (13) The Floating Allocation Percentage(s)
  during the prior Monthly
  Period .. . . . . . .  5/1/96 - 5/12/96     13.76%
                        5/13/96 - 5/31/96     12.90%

 (14) The aggregate outstanding balance of Accounts
  which are 30, 60, 90, 120, 150 and 180 or
  more days delinquent as of the end of the
  prior Monthly Period
  is ...  (a)  30 - 59 days:. . . . . . . .    81,446,032.78
          (b)  60 - 89 days:. . . . . . . .    41,617,220.43
          (c)  90 - 119days:  . . . . . . .    32,467,146.02
          (d) 120 - 149 days :. . . . . . .    23,611,588.72
          (e) 150 - 179 days: . . . . . . .    18,638,627.95
          (f) 180 or more days:. . . . . . .    3,875,926.27

 (15) The Class A Investor Default Amount for
  the prior Monthly Period is .. . . . . .    $ 2,751,100.00

 (16) The Class B Investor Default Amount for
  the prior Monthly Period is. . . . . . . .    $ 159,920.00

 (17) The aggregate amount of Class A Investor
  Charge-offs for the prior Monthly
  Period is . .. . . . . . .    $ 0.00

 (18) The aggregate amount of Class B Investor
  Charge-offs for the prior Monthly
  Period is . . . . . . . .    $ 0.00

 (19) The aggregate amount of Class A Investor
  Charge-offs reimbursed on the Distribution Date
  is . . . . . . . .    $ 0.00

 (20) The aggregate amount of Class B Investor
  Charge-offs reimbursed on the Distribution Date
  is . . . . . . . .    $ 0.00


 (21) The amount of the Class A Servicing Fee for the
  prior Monthly Period is . . . . . . . .    $ 1,425,000.00

 (22) The amount of the Class B  Servicing Fee for the
  prior Monthly Period is . . . . . . . .    $ 83,333.00

 (23) The Class A Pool Factor as of the Record Date
  for the Distribution Date is . . . . . . . .     1.00

 (24) The Class B Pool Factor as of the Record Date
  for the Distribution Date is . . . . . . . .     1.00

 (25) The Class A Investor Amount after giving
  effect to any payments on the Distribution Date
  is .. . . . . . .    $ 855,000,000.00

 (26) The Class A Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . . . . . . .    $ 855,000,000.00

 (27) The Class B Investor Amount after giving
  effect to any payments on the Distribution Date
  is .. . . . . . .    $ 50,000,000.00

 (28) The Class B Invested Amount after giving
  effect to any payments on the Distribution Date
  is .. . . . . . .    $ 50,000,000.00

 (29) The amount, if any, by which the outstanding
  principal balance of the Class A Certificates
  exceeds the Class A Investor Amount after giving
  effect to any activity on the Distribution
  Date is .. . . . . . .    $ 0.00

 (30) The amount, if any, by which the outstanding
  principal balance of the Class B Certificates
  exceeds the Class B Investor Amount after giving
  effect to any activity on the Distribution
  Date is .. . . . . . .    $ 0.00

 (31) The Available Cash Collateral Amount as
  of the close of business on the Distribution
  Date is .. . . . . . .    $ 10,000,000.00

 (32) The Collateral Investor Amount as of the close
  of business on the Distribution
  Date is .. . . . . . .    $ 95,000,000.00

 (33) The Available Enhancement Amount as
  of the close of business on the Distribution
  Date is . . . . . . .    $ 105,000,000.00

 (34) The amount by which the Net Portfolio Yield
  for the prior Monthly Period exceeds the Base
  Rate for such Monthly Period . . . . . . . .      3.14%

 (35) The amount of Interchange with respect to the
  prior Monthly Period is .. . . . . . .    $ 1,250,000.00

 (36) The Deficit Controlled Amortization Amount
  (after giving effect to any activity on the
  Distribution Date) is .. . . . . . .    $ 0.00




  ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer



  By: _________________________________________
                            Michael Coco
                        VICE PRESIDENT





                                            May,  1996

          MONTHLY CERTIFICATEHOLDER'S STATEMENT
               Advanta National Bank USA
       ________________________________________

           ADVANTA CREDIT CARD MASTER TRUST II
                   SERIES 1995-A
       _________________________________________

  Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the Master Agreement), by and between Advanta National
  Bank USA (Advanta), as Seller and Servicer, and Bank-ers Trust Company, as trustee, as supplemented by the Series 1995-A Supplement dated as of January 18, 1995 (the Supplement, and together with the Master Agreement, the Agreement), between Colonial and the Trustee, Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-A Certificateholders. This statement relates to the June 17, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master Trust II (the Trust) during the prior Monthly Period
  (the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 (1) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class A Certificates . .. .    $ 5.149375

 (2) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class B Certificates. . . .    $ 5.328114

 (3) The amount of the distribution set forth in
  paragraph 1 above in respect of principal per
  $1,000 original principal amount of the Class A
  Certificates . . . . . . . .    $ 0.00

 (4) The amount of the distribution set forth in
  paragraph 2 above in respect of principal per
  $1,000 original principal amount of the Class B
  Certificates .. . . . . . .    $ 0.00

 (5) The amount of distribution set forth in para-
  graph 1 above in respect of interest per $1,000
  original principal amount of the Class A
  Certificates . . . . . . . .    $ 5.149375

 (6) The amount of distribution set forth in para-
  graph 2 above in respect of interest per $1,000
  original principal amount of the Class B
  Certificates .. . . . . . .    $ 5.328114

 (7) The aggregate amount of Collections of Receivables
  processed for the prior Monthly Period which were
  allocated in respect of
  Series 1995-A . . . . . . . .    $ 66,152,893.00

 (8) The aggregate amount of Collections of Principal
  Receivables processed during the prior Monthly
  Period and allocated in respect of
  Series 1995-A . . . $ 57,430,571.00

 (9) The aggregate amount of Reallocated Principal
  Collections with respect to the prior Monthly
  Period . . . $ 0.00

 (10) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class A Certificates . . ..    $ 7,456,532.00

 (11) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class B Certificates . . .    $ 434,679.00

 (12) The aggregate amount of Principal Receivables
  as of the last day of the prior Monthly Period. .
 ............$7,683,438,410.20

 (13) The Excess Funding Amount as of the last day
  of the prior Monthly Period. . . .    $ 0.00



(14) The aggregate amount of Finance Charge
  Receivables as of the last day of the prior
  Monthly Period. . .    $ 77,183,458.77

 (15) The Principal Allocation Percentage(s)
  during the prior Monthly Period .......................
    5/1/96 - 5/12/96     9.64%
   5/13/96 - 5/31/96     9.03%

 (16) The Floating Allocation Percentage(s)
  during the prior Monthly Period . . . . . . . . . . . . .
    5/1/96 - 5/12/96     9.64%
   5/13/96 - 5/31/96     9.03%

 (17) The aggregate outstanding balance of Accounts
  which are 30, 60, 90, 120, 150 and 180 or
  more days delinquent as of the end of the
  prior Monthly Period is .. . . . . . . . . . . . . .
(a)  30 - 59 days: . . . . 81,446,032.78
(b)  60 - 89 days: . . . . 41,617,220.43
(c)  90 - 119days: . . . . 32,467,146.02
(d) 120 - 149 days: . . .  23,611,588.72
(e) 150 - 179 days: . . .  18,638,627.95
(f) 180 or more days: . .   3,875,926.27

 (18) The Class A Investor Default Amount for
  the prior Monthly Period is . . . . .    $ 1,925,607.00

 (19) The Class B Investor Default Amount for
  the prior Monthly Period is . . . . . .    $ 112,227.00

 (20) The aggregate amount of Class A Investor
  Charge-Offs for the prior Monthly
  Period is . . . . .    $ 0.00

 (21) The aggregate amount of Class B Investor
  Charge-Offs for the prior Monthly
  Period is . . . . . $ 0.00

 (22) The aggregate amount of Class A Investor
  Charge-Offs reimbursed on the Distribution Date
  is . . . . . $ 0.00

 (23) The aggregate amount of Class B Investor
  Charge-Offs reimbursed on the Distribution Date
  is . . . . . $ 0.00

 (24) The amount of the Class A Servicing Fee for the
  prior Monthly Period is . . . .    $ 997,500.00

 (25) The amount of the Class B  Servicing Fee for the
  prior Monthly Period is . . . .    $ 58,333.00


 (26) The Class A Pool Factor as of the Record Date
  for the Distribution Date is . . . . . .     1.00

 (27) The Class B Pool Factor as of the Record Date
  for the Distribution Date is . . . . . .     1.00

 (28) The Class A Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . . . . .   $ 598,500,000.00

 (29) The Class A Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . . . . .   $ 598,500,000.00

 (30) The Class B Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . . . . .   $ 35,000,000.00

 (31) The Class B Invested Amount after giving
  effect to any payments on the Distribution Date
  is .. . . . . . .    $ 35,000,000.00

 (32) The amount, if any, by which the outstanding
  principal balance of the Class A Certificates
  exceeds the Class A Investor Amount after giving
  effect to any activity on the Distribution
  Date is .. . . . . . .    $ 0.00

 (33) The amount, if any, by which the outstanding
  principal balance of the Class B Certificates
  exceeds the Class B Investor Amount after giving
  effect to any activity on the Distribution
  Date is .. . . . . . .    $ 0.00

 (34) The Available Cash Collateral Amount as
  of the close of business on the Distribution
  Date is . . . . . . . .    $ 7,000,000.00

 (35) The Collateral Investor Amount as of the close
  of business on the Distribution
  Date is . .. . . . . .    $ 66,500,000.00

 (36) The Available Enhancement Amount as
  of the close of business on the Distribution
  Date is . .. . . . . .    $ 73,500,000.00

 (37) The Net Portfolio Yield for the prior
  Monthly Period. . .. . . . .     11.09%

 (38) The Base Rate for the Prior Monthly
  Period. . .. . . . .     8.23%



(39) The percentage by which the Net Portfolio Yield
  for the prior Monthly Period exceeds the Base
  Rate for such Monthly Period . .. . . . . .      2.86%

 (40) The amount of Interchange with respect to the
  prior Monthly Period is . .. . . . . .    $ 729,167.00

 (41) The Deficit Controlled Amortization Amount
  (after giving effect to any activity on the
  Distribution Date) is . .. . . . . .    $ 0.00




  ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer



  By: _________________________________________
                            Michael Coco
                        VICE PRESIDENT
































                                                   May,  1996

            MONTHLY CERTIFICATEHOLDER'S STATEMENT

                    ADVANTA NATIONAL BANK

          ________________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1995-C

          _________________________________________

  Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the
  Master Agreement), by and between Advanta National
  Bank USA ("Advanta"), as Seller and Servicer, and Bankers
  Trust Company, as Trustee, as supplemented by the Series 1995-C Supplement dated as of April 27, 1995 (the
  "Supplement," and together with the Master Agreement, the "Agreement"), between Advanta and the Trustee, Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series
  1995-C Certificateholders. This statement relates to the June 17, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master
  Trust II (the "Trust") during the prior Monthly Period
  (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 (1) The total amount of the distribution on the Distribution Date per $1,000 original principal amount of the Class A Certificates . . . $ 14.658936

 (2) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class B Certificates . . . .$ 15.024493

 (3) The amount of the distribution set forth in
  paragraph 1 above in respect of principal per
  $1,000 original principal amount of the Class A
  Certificates . . . . . . . .    $ 0.000000

 (4) The amount of the distribution set forth in
  paragraph 2 above in respect of principal per
  $1,000 original principal amount of the Class B
  Certificates . .. . . . . .    $ 0.000000


(5) The amount of distribution set forth in para-
  graph 1 above in respect of interest per $1,000
  original principal amount of the Class A
  Certificates . .. . . . . .    $ 14.658936

 (6) The amount of distribution set forth in para-
  graph 2 above in respect of interest per $1,000
  original principal amount of the Class B
  Certificates . .. . . . . .    $ 15.024493

 (7) The aggregate amount of Collections of Receivables
  processed for the prior Monthly Period which were
  allocated in respect of
  Series 1995-C . .. . . . . .    $ 54,351,910.00

 (8) The aggregate amount of Collections of Principal
  Receivables processed during the prior Monthly
  Period and allocated in respect of
  Series 1995-C . . . . . . .    $ 47,165,166.00

 (9) The aggregate amount of Reallocated Principal
  Collections with respect to the prior Monthly
  Period . . . . . . . .    $ 0.00

 (10) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class A Certificates . . . . . .    $ 6,107,134.00

 (11) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class B Certificates . . . . . . .  $ 432,255.00

 (12) The aggregate amount of Principal
  Receivables as of the last day of the prior
  Monthly Period . . . . . . . .    $ 7,683,438,410.20

 (13) The Excess Funding Amount as of the last
  day of the prior Monthly Period . . . . . .  $ 0.00

 (14) The aggregate amount of Finance Charge
  Receivables as of the last day of the prior
  Monthly Period . . . . . . . .    $ 77,183,458.77

 (15) The Principal Allocation Percentage(s)
  during the prior Monthly Period is . . . . . . . .
     5/1/96 - 5/12/96    7.91%
    5/13/96 - 5/31/96    7.42%


(16) The Floating Allocation Percentage(s)
  during the prior Monthly Period . .. . . . . .
     5/1/96 - 5/12/96    7.91%
    5/13/96 - 5/31/96    7.42%


 (17) The aggregate outstanding balance of Accounts
  which are 30, 60, 90, 120, 150, and 180 or
  more days delinquent as of the end of the
  prior Monthly Period is . .. . . . . .
        (a)  30 - 59 days: . . . 81,446,032.78
        (b)  60 - 89 days: . . . 41,617,220.43
        (c)  90 - 119days:  . .  32,467,146.02
        (d) 120 - 149 days: . .  23,611,588.72
        (e) 150 - 179 days: . .  18,638,627.95
        (f) 180 or more days: . . 3,875,926.27

 (18) The Class A Investor Default Amount for
  the prior Mothly Period is . . . . .$ 1,571,651.00

 (19) The Class B Investor Default Amount for
  the prior Monthly Period is . . . . $ 111,809.00

 (20) The aggregate amount of Class A Investor
  Charge-offs for the prior Monthly Period is . .$ 0.00

 (21) The aggregate amount of Class B Investor
  Charge-offs for the prior Monthly Period is . .$ 0.00

 (22) The aggregate amount of Class A Investor
  Charge-Offs Reimbursed on the Distribution Date
  is . . . . . . .    $ 0.00

 (23) The aggregate amount of Class B Investor
  Charge-Offs Reimbursed on the Distribution Date
  is . . . . . . . .    $ 0.00

 (24) The Amount of Class A Servicing Fee for the
  prior Monthly Period is . .. . . . . .    $ 814,583.00

 (25) The Amount of Class B Servicing Fee for the
  prior Monthly Period is . .. . . . . .    $ 57,500.00

 (26) The Class A Pool Factor as of the Record date
  for the Distribution Date is . . . . . . .     1.00

 (27) The Class B Pool Factor as of the Record date
  for the Distribution Date is . . . . . . .     1.00



(28) The Class A Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . . . . . .    $ 488,750,000.00

 (29) The Class A Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . . . . . .    $ 488,750,000.00

 (30) The Class B Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . . . . . .    $ 34,500,000.00

 (31) The Class B Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . . . . . .    $ 34,500,000.00

 (32) The amount, if any, by which the outstanding
  principal balance of the Class A Certificates
  exceeds the Class A Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . . . . . . .    $ 0.00

 (33) The amount, if any, by which the outstanding
  principal balance of the Class B Certificates
  exceeds the Class B Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . . . . . . .    $ 0.00

 (34) The Available Cash Collateral Amount as
  of the close of business on the Distribution
  Date is . . . . . . . .    $ 8,625,000.00

 (35) The Collateral Investor Amount as of the close
  of business on the Distribution
  Date is . . . . . . . .    $ 51,750,000.00

 (36) The Available Enhancement Amount as
  of the close of business on the Distribution
  Date is . . . . . . . .    $ 60,375,000.00

 (37) The amount on deposit in the Funding Account as of
  the close of business on the Distribution
  Date is . . . . . . . .    $ 0.00

 (38) The amount on deposit in the Principal Funding Ac-
  count as of the close of business on the Distribution
  Date is . . . . . . . .    $ 0.00

 (39) The amount on deposit in the Interest Funding Ac-
  count as of the close of business on the Distribution
  Date is . . . . . . . .    $ 0.00



(40) The amount on deposit in the Reserve Account as
  of the close of business on the Distribution
  Date is . . . . . . .    $ 0.00

 (41) The Net Portfolio Yield for the prior Monthly
  Period . . . . . . . .     11.14%

 (42) The Base Rate for the prior Monthly Period . .8.22%

 (43) The percentage by which the  Net Portfolio Yield
  for the prior Monthly Period exceeds the Base
  Rate for such Monthly Period . . . . . . .     2.92%

 (44) The amount of Interchange with respect to the
  prior Monthly Period is . . . . . . .    $ 598,959.00

 (45) The Deficit Controlled Amortization Amount
  (after giving effect to any activity on the
  Distribution Date) is . . . . . . . .    $ 0.00




  ADVANTA NATIONAL BANK USA (formerly named Colonial)
      as Servicer
  By: ____________________________________
                            Michael Coco
                        VICE PRESIDENT



























                                                   May,  1996



        FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT
        (To be delivered by the Paying Agent on behalf
           of the Trustee on each Distribution Date
         pursuant to Section 5.2(b) of the Supplement)

                   ADVANTA NATIONAL BANK USA

                ______________________________

              ADVANTA CREDIT CARD MASTER TRUST II
                         SERIES 1995 D

                ______________________________

  Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993 and as amended and restated on May 23, 1994 ( as amended, the Pooling and Servicing Agreement"), by and between Advanta National Bank USA ("Advanta"), as Seller and Servicer, and Bankers Trust Company, as trustee ( the"Trustee"), as supplemented by the Series 1995-D Supplement dated as of July 25, 1995 (the "Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"), between Advanta and the Trustee. Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-D Certificateholders. This statement relates to the June 17, 1996 Distribution Date (the ''Distribution Date'') and the performance of the ADVANTA Credit Card Master Trust II (the"Trust") during the prior Monthly Period ( the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.



(1a)  The total amount of the distribution on the
Distribution Date per $1,000 original principal amount of the
Class A Certificates   $  5.151384

(1b)  The total amount of the distribution on the
Distribution Date per $1,000 original principal amount of the
Class B Certificates   $  5.270533



(2)  The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal
  amount of the Class A Certificates   $  0.000000

(3)  The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal
  amount of the Class B Certificates   $  0.000000

(4)  The amount of distribution set forth in paragraph 1
above in respect of interest per $1,000 original principal
amount of the Class A Certificates   $  5.151384

(5)  The amount of distribution set forth in paragraph 2
above in respect of interest per $1,000 original principal
amount of the Class B Certificates   $  5.270533

(6) The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1995-D Certificates $ 56,694,985.00

(7)  The aggregate amount of Collections of Principal
Receivable processed during the prior Monthly Period and
allocated in respect of the Series 1995-D Certificates
$  49,219,632.00

(8)  The aggregate amount of Reallocated Principal Collections
  with respect to the prior Monthly Period   $  0.00

(9)  The aggregate amount of Collections of Finance Charge
  Receivables processed during the prior Monthly Period and
  allocated in respect of the Class A Certificates
$  7,100,970.00

(10)  The aggregate amount of Collections of Finance Charge
  Receivables processed during the prior Monthly Period and
  allocated in respect of the Class B Certificates
$  374,383.00

(11)  The Principal Allocation Percentage(s) during the prior
  Monthly Period  5/1/96 - 5/12/96    8.26%
                 5/13/96 - 5/31/96    7.74%


(12)  The Floating Allocation Percentage(s) during the prior
  Monthly Period  5/1/96 - 5/12/96    8.26%
                 5/13/96 - 5/31/96    7.74%


(13) The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period is
        (a)  30 - 59 days: . . . . .  .    81,446,032.78
        (b)  60 - 89 days: .. . . . . .    41,617,220.43
        (c)  90 - 119days:  . . . . . .    32,467,146.02
        (d) 120 - 149 days : . . . . .     23,611,588.72
        (e) 150 - 179 days: . . . . .      18,638,627.95
        (f) 180 or more days: . . . .       3,875,926.27

(14)  The Class A Investor Default Amount for the prior
Monthly Period is   $  1,833,521.00

(15)  The Class B Investor Default Amount for the prior
Monthly Period is   $  97,015.00

(16)  The aggregate amount of Class A Investor Charge-offs
for the prior Monthly Period is   $  0.00

(17)  The aggregate amount of Class B Investor Charge-offs
for the prior Monthly Period is   $  0.00

(18)  The aggregate amount of Class A Investor Charge-offs
  reimbursed on the Distribution Date is   $  0.00

(19)  The aggregate amount of Class B Investor Charge-Offs
  reimbursed on the Distribution Date is   $  0.00

(20)  The amount of the Class A Servicing Fee for the prior
  Monthly Period is   $  950,000.00

(21)  The amount of the Class B Servicing Fee for the prior
  Monthly Period is   $  50,000.00

(22)  The Class A Pool Factor as of the Record Date for the
  Distribution Date is    1.00

(23)  The Class B Pool Factor as of the Record Date for the
  Distribution Date is    1.00

(24)  The Class A Investor Amount after giving effect to any
  payments on the Distribution Date is   $  570,000,000.00

(25)  The Class A Invested Amount after giving effect to any
  payments on the Distribution Date is   $  570,000,000.00

(26)  The Class B Investor Amount after giving effect to any
  payments on the Distribution Date is   $  30,000,000.00

(27)  The Class A-1 Invested Amount after giving effect to
any payments on the Distribution Date is   $  519,000,000.00

(28)  The Class A-2 Invested Amount after giving effect to
any payments on the Distribution Date is   $  51,000,000.00

(29)  The Class B Investor Amount after giving effect to any
  payments on the Distribution Date is   $  30,000,000.00

(30)  The Class B Invested Amount after giving effect to any
  payments on the Distribution Date is   $  30,000,000.00

(31)  The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
  Investor Amount after giving effect to any activity on the
  Distribution Date is   $  0.00

(32)  The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
  Investor Amount after giving effect to any activity on the
  Distribution Date is   $  0.00

(33)  The Available Cash Collateral Amount as of the close of
  business on the Distribution Date is   $  63,000,000.00

(34)  The amount on deposit in the Cash Collateral Account
(including the principal balance of the Class A 2
Certificates) as of the close of business on the Distribution
Date is   $  63,000,000.00

(35)  The amount by which the Net Portfolio Yield for the
prior Monthly Period exceeds the Base Rate for such Monthly
Period    2.90%

(36)  The amount of Interchange with respect to the prior
Monthly Period is   $  625,000.00

(37)  The Deficit Controlled Amortization Amount (after
giving effect to any activity on the Distribution Date)
$  0.00


  ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer



  By: ____________________________________
                            Michael Coco
                         VICE PRESIDENT










                                                   May,  1996

            MONTHLY CERTIFICATEHOLDER'S STATEMENT
                  Advanta National Bank USA
          ________________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1995-F

          _________________________________________

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the
Master Agreement), by and between Advanta National
Bank USA (Advanta), as Seller and Servicer, Advanta
National Bank (ANB), as Seller and, together with Advanta ( the Banks) and Bankers Trust Company, as trustee, as supplemented by the Series 1995-F Supplement dated as of November 21, 1995(the Supplement, and together with the Master Agreement, the Agreement), between the Banks and the Trustee, Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-F Certificateholders. This statement relates to the June 17, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master
Trust II (the Trust) during the prior Monthly Period (the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-F Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 (1) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class A1 Certificates . .. . . $ 5.041666

 (2) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class A2 Certificates . .. . . $ 5.151381

 (3) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class B Certificates . .. . .  $ 5.252213

 (4) The amount of the distribution set forth in
  paragraph 1 above in respect of principal per
  $1,000 original principal amount of the Class A1
  Certificates . . . . . . . .    $ 0.00



(5) The amount of the distribution set forth in
  paragraph 1 above in respect of principal per
  $1,000 original principal amount of the Class A2
  Certificates . . . . . . . .    $ 0.00

 (6) The amount of the distribution set forth in
  paragraph 2 above in respect of principal per
  $1,000 original principal amount of the Class B
  Certificates . . . . . . . .    $ 0.00

 (7) The amount of distribution set forth in para-
  graph 1 above in respect of interest per $1,000
  original principal amount of the Class A1
  Certificates . . . . . . . .    $ 5.041666

 (8) The amount of distribution set forth in para-
  graph 1 above in respect of interest per $1,000
  original principal amount of the Class A2
  Certificates . . . . . . . .    $ 5.151381

 (9) The amount of distribution set forth in para-
  graph 2 above in respect of interest per $1,000
  original principal amount of the Class B
  Certificates . . . . . . . .    $ 5.252213

 (10) The aggregate amount of Collections of Receivables
  processed for the prior Monthly Period which were
  allocated in respect of Series
  1995 - F . . . . . . . .    $ 80,291,362.26

 (11) The aggregate amount of Collections of Principal
  Receivables processed during the prior Monthly
  Period and allocated in respect of Series
  1995 - F. . . . . . . .    $ 69,704,453.00

 (12) The aggregate amount of Reallocated Principal
  Collections with respect to the prior Monthly
  Period . . . . . . . .    $ 0.00

 (13) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class A Certificates . . . . . . . .    $ 9,427,556.58

 (14) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class B Certificates . . . . . . . .    $ 551,594.80

 (15) The aggregate amount of Principal Receivables
  as of the last day of the prior Monthly Period. . . . . . .
$ 7,683,438,410.20


(16) The Excess Funding Amount as of the last day
  of the prior Monthly Period. . . . . . . .    $ 0.00

 (17) The aggregate amount of Finance Charge
  Receivables as of the last day of the prior
  Monthly Period. . . . . . . .    $ 77,183,458.77

 (18) The Principal Allocation Percentage(s)
  during the prior Monthly
  Period . . . . . . . .  5/1/96 - 5/12/96     11.70%
                         5/13/96 - 5/31/96     10.96%

 (19) The Floating Allocation Percentage(s)
  during the prior Monthly
  Period . . . . . . . .  5/1/96 - 5/12/96     11.70%
                         5/13/96 - 5/31/96     10.96%

 (20) The aggregate outstanding balance of Accounts
  which are 30, 60, 90, 120, 150 and 180 or
  more days delinquent as of the end of the
  prior Monthly Period is . . . . . . . .
(a)  30 - 59 days: . . . . . . .    81,446,032.78
(b)  60 - 89 days: . . . . . . .    41,617,220.43
(c)  90 - 119days:  . . . . . .     32,467,146.02
(d) 120 - 149 days : . . . . . .    23,611,588.72
(e) 150 - 179 days: . . . . . .     18,638,627.95
(f) 180 or more days: . . . . .      3,875,926.27

 (21) The Class A Investor Default Amount for
  the prior Monthly Period is . .. . . . $ 2,434,556.00

 (22) The Class B Investor Default Amount for
  the prior Monthly Period is . . . . . .$ 142,241.00

 (23) The aggregate amount of Class A Investor
  Charge-Offs for the prior Monthly
  Period is . . .. . . . .    $ 0.00

 (24) The aggregate amount of Class B Investor
  Charge-Offs for the prior Monthly
  Period is . . .. . . . .    $ 0.00

 (25) The aggregate amount of Class A Investor
  Charge-Offs reimbursed on the Distribution Date
  is . . . . . . .    $ 0.00

 (26) The aggregate amount of Class B Investor
  Charge-Offs reimbursed on the Distribution Date
  is . . .. . . . .    $ 0.00

 (27) The amount of the Class A Servicing Fee for the
  prior Monthly Period is . . . . . . .    $ 1,260,833.00


(28) The amount of the Class B  Servicing Fee for the
  prior Monthly Period is . .. . . . . .    $ 74,375.00

 (29) The Class A Pool Factor as of the Record Date
  for the Distribution Date is . .. . . . . .     1.00

 (30) The Class B Pool Factor as of the Record Date
  for the Distribution Date is . . . . . . .     1.00

 (31) The Class A1 Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . . . . . .    $ 378,250,000.00

 (32) The Class A2 Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . . . . . .    $ 378,250,000.00

 (33) The Class A1 Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . . . . . .    $ 378,250,000.00

 (34) The Class A2 Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . . . . . .    $ 378,250,000.00

 (35) The Class B Investor Amount after giving
  effect to any payments on the Distribution Date
  is . .. . . . . .    $ 44,625,000.00

 (36) The Class B Invested Amount after giving
  effect to any payments on the Distribution Date
  is . .. . . . . .    $ 44,625,000.00

 (37) The amount, if any, by which the outstanding
  principal balance of the Class A Certificates
  exceeds the Class A Investor Amount after giving
  effect to any activity on the Distribution
  Date is . .. . . . . .    $ 0.00

 (38) The amount, if any, by which the outstanding
  principal balance of the Class B Certificates
  exceeds the Class B Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . . . . . . .    $ 0.00

 (39) The Available Cash Collateral Amount as
  of the close of business on the Distribution
  Date is . . . . . . . .    $ 17,000,000.00

 (40) The Collateral Investor Amount as of the close
  of business on the Distribution
  Date is . . . . . . . .    $ 48,875,000.00


(41) The Available Enhancement Amount as
  of the close of business on the Distribution
  Date is . . . . . . . .    $ 65,875,000.00

 (42) The Net Portfolio Yield for the prior
  Monthly Period. . . . . . . .     11.09%

 (43) The Base Rate for the Prior Monthly
  Period. . . . . . . .     8.15%

 (44) The percentage by which the Net Portfolio Yield
  for the prior Monthly Period exceeds the Base
  Rate for such Monthly Period . . . . . . . .      2.94%

 (45) The amount of Interchange with respect to the
  prior Monthly Period is . . . . . . . .    $ 885,416.00

 (46) The amount of Servicer Interchange with respect to the
  prior Monthly Period is . . . . . . . .    $ 708,333.00

 (47) The Deficit Controlled Amortization Amount
  (after giving effect to any activity on the
  Distribution Date) is . . . . . . . .    $ 0.00




  ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer




  By: ____________________________________
                            Michael Coco
                        VICE PRESIDENT


















                                                   May,  1996




        FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT
       (To be delivered by the Paying Agent on behalf
          of the Trustee on each Distribution Date
        pursuant to Section 5.2(b) of the Supplement)

                  ADVANTA NATIONAL BANK USA

               ______________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1995 G

               ______________________________


  Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta National Bank USA, a national banking association organized under the laws of the United States ("Advanta"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 among Colonial, as Seller and Servicer, Advanta National Bank ("ANB" and, together with Advanta, the "Banks") as seller (in such capacity, a "Seller" and together with Advanta as Seller, the Sellers") and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement"), as supplemented by the Series 1995-G Supplement dated as of December 15,1995 (the "Supplement," and together with the Pooling and Servicing Agreement, the"Agreement"), between the Banks and the Trustee. Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-G Certificateholders. This statement related to the June 17, 1996 Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-G Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 A Certificates    $ 5.105549

2. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 B Certificates    $ 5.243055

3. The amount of the distribution set forth in paragraph 1
 above in respect of principal per $1,000 original
 principal amount of the Class A Certificates    $ 0.00

4. The amount of the distribution set forth in paragraph 2
 above in respect of principal per $1,000 original
 principal amount of the Class B Certificates    $ 0.00

5. The amount of the distribution set forth in paragraph 1
 above in respect of interest per $1,000 original
 principal amount of the Class A Certificates    $ 5.105549

6. The amount of the distribution set forth in paragraph 2
 above in respect of interest per $1,000 original
 principal amount of the Class B Certificates    $ 5.243055

7. The aggregate amount of Collections of Receivables
 processed for the prior Monthly Period which were
 allocated in respect of Series 1995-G    $ 47,237,082.51

8. The aggregate amount of Collections of Principal
 Receivables processed during the prior Monthly
 Period and allocated in respect of Series 1995-G
$ 41,008,698.00

9. The aggregate amount of Reallocated Principal
 Collections with respect to the prior Monthly Period
$ 0.00

10. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class A
 Certificates    $ 5,387,563.12

11. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class B
 Certificates    $ 340,567.79

12. The Principal Allocation Percentage(s) during the
 prior Monthly Period
    5/1/96 - 5/12/96     6.88%
   5/13/96 - 5/31/96     6.45%

13. The Floating Allocation Percentage(s) during the prior
 Monthly Period
    5/1/96 - 5/12/96     6.88%
   5/13/96 - 5/31/96     6.45%



14. The aggregate outstanding balance of Accounts which
 are 30, 60, 90, 120, 150 and 180 or more days delinquent
 as of the end of the prior Monthly Period is
(a)  30 - 59 days: . . . . . . . .    81,446,032.78
(b)  60 - 89 days: . . . . . . . .    41,617,220.43
(c)  90 - 119days:  . . . . . . . .   32,467,146.02
(d) 120 - 149 days: . . . . . . .     23,611,588.72
(e) 150 - 179 days: . . . . . . . .   18,638,627.95
(f) 180 or more days: . . . . . . .    3,875,926.27


15. The Class A Investor Default Amount for the prior
 Monthly Period is    $ 1,391,576.00

16. The Class B Investor Default Amount for the prior
 Monthly Period is    $ 87,568.00

17. The Collateral Default Amount for the prior Monthly
 Period    $ 129,492.00

18. The aggregate amount of Class A Investor Charge
 Offs for the prior Monthly Period is    $ 0.00

19. The aggregate amount of Class B Investor Charge
 Offs for the prior Monthly Period is    $ 0.00

20. The aggregate amount of Collateral Charge Offs for
 the prior Monthly Period    $ 0.00

21. The aggregate amount of Class A Investor Charge
 Offs reimbursed on the Distribution Date is    $ 0.00

22. The aggregate amount of Class B Investor
 Charge-Offs reimbursed on the Distribution Date is    $ 0.00

23. The aggregate amount of Collateral Charge Offs
 reimbursed on the Distribution Date     $ 0.00

24. The amount of the Class A Servicing Fee for the prior
 Monthly Period is    $ 360,417.00

25. The amount of the Class B Servicing Fee for the prior
 Monthly Period is    $ 22,916.50

26. The amount of Collateral Servicing Fee for the prior
 Monthly Period is    $ 33,333.50

27. The amount of Servicer Interchange for the prior
 Monthly Period    $ 416,667.00

28. The Class A Pool Factor as of the Record Date for the
 Distribution Date is    $ 1.00

29. The Class B Pool Factor as of the Record Date for the
 Distribution Date is    $ 1.00

30. The Class A Investor Amount after giving effect to any
 payments on the Distribution Date is    $ 432,500,000.00

31. The Class A Invested Amount after giving effect to any
 payments on the Distribution Date is    $ 432,500,000.00

32. The Class B Investor Amount after giving effect to any
 payments on the Distribution Date is    $ 27,500,000.00

33. The Class B Invested Amount after giving effect to any
 payments on the Distribution Date is    $ 27,500,000.00

34. The amount, if any, by which the outstanding principal
 balance of the Class A Certificates exceeds the Class
 A Investor Amount after giving effect to any activity on
 the Distribution Date is    $ 0.00

35. The amount, if any, by which the outstanding principal
 balance of the Class B Certificates exceeds the Class
 B Investor Amount after giving effect to any activity on
 the Distribution Date is    $ 0.00

36. The Available Cash Collateral Amount as of the close
 of business on the Distribution Date is    $ 10,000,000.00

37. The Collateral Interest as of the close of business on
 the Distribution Date    $ 40,000,000.00

38. The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is
$ 10,000,000.00

39. The amount by which the Net Portfolio Yield for the
 prior Monthly Period exceeds the Base Rate for such
 Monthly Period    $ 2.93%

40. The amount of Interchange with respect to the prior
 Monthly Period is    $ 520,834.00

41. The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date)
$ 0.00


ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer

      By:____________________________
                            Michael Coco
                        VICE PRESIDENT








                                                     May,1996


       (To be delivered by the Paying Agent on behalf
          of the Trustee on each Distribution Date
        pursuant to Section 5.2(b) of the Supplement)

                 ADVANTA NATIONAL BANK USA
             __________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1996-A
          ________________________________________


  Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta National Bank USA, a national banking association organized under the laws of the United States ("Advanta"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 among Advanta, as Seller and Servicer, Advanta National Bank ("ANB" and, together with Advanta, the "Banks) as seller (in such capacity, a "Seller" and together with Advanta as Seller, the "Sellers") and the Trustee(as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement"), as supplemented by the Series 1996-A Supplement dated as of January 18, 1996 (the "Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"), between the Banks and the Trustee. Advanta, as Servicer is required to prepare certain information each month regarding current distributions to all Series 1996-A Certificateholders.
This statement related to the June 17, 1996 Distribution Date (the ''Distribution Date'')and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the"Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 A Certificates . . .     $  5.094025

2. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 B Certificates. . . .    $  5.298057

3. The amount of distribution set forth in paragraph 1
 above in respect of principal per $1,000 original
 principal amount of the Class A-1 Certificates  $  0.000000

4. The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A-2 Certificates . .$ 0.000000

5. The amount of the distribution set forth in paragraph 2
 above in respect of principal per $1,000 original
 principal amount of the Class B Certificates . . $  0.000000

6. The amount of the distribution set forth in paragraph 1
 above in respect of interest per $1,000 original
 principal amount of the Class A-1 Certificates. .$  5.000000

7. The amount of the distribution set forth in paragraph 1
 above in respect of interest per $1,000 principal
 amount of Class A-2 Certificates . . . . . .$  5.188050

8. The amount of the distribution set forth in paragraph 2
 above in respect of interest per $1,000 original
 principal amount of the Class B Certificates ..$  5.298057

9. The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of Series 1996-A . . .$ 47,237,090.00

10. The aggregate amount of Collections of Principal
 Receivables processed during the prior Monthly
 Period and allocated in respect of Series 1996-A . . . . .
$  41,008,694.00

11. The aggregate amount of Reallocated Principal
 Collections with respect to the prior Monthly Period . $0.00

12. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class A
 Certificates . . . . . . . . . $  5,484,896.62


13. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class B
 Certificates . . . . . . . $  327,328.70

14. The Principal Allocation Percentage(s) during the
 prior Monthly Period . . . . . . . . . . . . . ..  . . . . .
 . . . . . . . . . .    5/1/96 - 5/12/96    6.88%
                      5/13/96 - 5/31/96    6.45%


15. The Floating Allocation Percentage(s)during the prior
  Monthly Period . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . .    5/1/96 - 5/12/96    6.88%
                  5/13/96 - 5/31/96    6.45%


16.     The aggregate outstanding balance of Accounts which are
        30, 60, 90, 120,150 and 180 or more days delinquent as of the end of the prior Monthly Period is . . . . .
        (a)  30 - 59 days: . . . . . . . .    81,446,032.78
        (b)  60 - 89 days: . . . . . . . .    41,617,220.43
        (c)  90 - 119days: . . . . . . . .    32,467,146.02
        (d) 120 - 149 days: . . . .. . . .    23,611,588.72
        (e) 150 - 179 days: . . . . . . . .   18,638,627.95
        (f) 180 or more days: . . . . . . .    3,875,926.27

17. The Class A Investor Default Amount for the prior
 Monthly Period is . . . . $  1,416,656.00

18. The Class B Investor Default Amount for the prior
 Monthly Period is . . . . $  84,684.00

19. The Collateral Default Amount for the prior Monthly
 Period . . . . . . . . .  $  107,297.00

20. The aggregate amount of Class A Investor
 Charge-Offs for the prior Monthly Period is . .$  0.00

21. The aggregate amount of Class B Investor
 Charge-Offs for the prior Monthly Period is . $  0.00

22. The aggregate amount of Collateral Charge-Offs for
 the prior Monthly Period . . . . . .  $  0.00

23. The aggregate amount  of Class A Investor
 Charge-Offs reimbursed on the Distribution Date is ..$  0.00

24. The aggregate amount of Class B Investor
 Charge-Offs reimbursed on the Distribution Date is . $  0.00

25. The aggregate amount of Collateral Charge-Offs
 reimbursed on the Distribution Date . . . . .$  0.00

26. The amount of the Class A Servicing Fee for the prior
 Monthly Period is . . . . . . . .$  183,333.33

27. The amount of the Class B Servicing Fee for the prior
 Monthly Period is . . . . . . . $  10,937.67

28. The amount of Collateral Servicing Fee for the prior
 Monthly Period is . . . . . . . $  14,062.33

29. The amount of Servicer Interchange for the prior
 Monthly Period is . . . . . . . $  416,666.67

30. The Class A Pool Factor as of the Record Date for the
 Distribution Date is . . . . . . $  1.00

31. The Class B Pool Factor as of the Record Date for
 the Distribution Date is . . . . $  1.00

32. The Class A Investor Amount after giving effect to any
 payments on the Distribution Date is . . $  440,000,000.00

33. The Class A Invested Amount after giving effect to any
 payments on the Distribution Date is  . . $  440,000,000.00

34. The Class A-1 Invested Amount after giving effect to any payments on the Distribution Date is . .$ 220,000,000.00

35. The Class A-2 Invested Amount after giving effect to any payments on the Distribution Date is . .$ 220,000,000.00

36. The Class B Investor Amount after giving effect to any payments on the Distribution Date is . . .$ 26,250,000.00

37. The Class B Invested Amount after giving effect to any
 payments on the Distribution Date is . . .$  26,250,000.00

38. The amount, if any, by which the outstanding principal
 balance of the Class Certificates exceeds the Class A
 Investor Amount after giving effect to any activity on
39. the Distribution Date is . . . $  0.00

 The amount, if any,  by which the outstanding principal
 balance of the Class B Certificates exceeds the Class
 B Investor Amount after giving effects to any activity on
40. the Distribution Date is . . . $  0.00

 The Available Cash Collateral Amount as of the close
 of business on the Distribution Date is . .$  10,000,000.00

41. The Collateral Interest as of the close of business on
  the Distribution Date is . . . . .$  33,750,000.00



42. The amount of deposit in the Cash Collateral Account
 as of the close of business on the Distribution
 Date is . . . .     $  10,000,000.00

43. The amount by which the Net Portfolio Yield for the
 prior Monthly Period exceeds the Base Rate for such
 Monthly Period . . . . .$  3.43%

44. The amount of Interchange with respect to the prior
 Monthly Period is . . . .$  520,834.00

45. The Deficit Controlled Amortization Amount (after
 giving effect to any activity on the Distribution Date) . .
 . . . . . .     $  0.00


  ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer


  By:____________________________
                         Michael Coco
                        VICE PRESIDENT





                                                May, 1996

        FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT
       (To be delivered by the Paying Agent on behalf
          of the Trustee on each Distribution Date
        pursuant to Section 5.2(b) of the Supplement)

                  ADVANTA NATIONAL BANK USA

               ______________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        Series 1996-B

               ______________________________


  Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta National Bank USA, a national banking association organized under the laws of the United States ("Advanta"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 among Advanta, as Seller and Servicer, Advanta National Bank ("ANB" and, together with Advanta, the "Banks") as seller (in such capacity, a "Seller" and together with Advanta as Seller, the Sellers") and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement"), as supplemented by the Series 1996-B Supplement dated as of March 26, 1996 (the "Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"), between the Banks and the Trustee. Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-B Certificateholders. This statement related to the June 17, 1996 Distribution Date (the (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the"Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 A Certificates    $ 13.066736



2. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 B Certificates    $ 13.401042

3. The amount of the distribution set forth in paragraph 1
 above in respect of principal per $1,000 original
 principal amount of the Class A Certificates    $ 0.000000

4. The amount of the distribution set forth in paragraph 2
 above in respect of principal per $1,000 original
 principal amount of the Class B Certificates    $ 0.000000

5. The amount of the distribution set forth in paragraph 1
 above in respect of interest per $1,000 original
 principal amount of the Class A Certificates    $ 13.066736

6. The amount of the distribution set forth in paragraph 2
 above in respect of interest per $1,000 original
 principal amount of the Class B Certificates    $ 13.401042

7. The aggregate amount of Collections of Receivables
 processed for the prior Monthly Period which were
   allocated in respect of Series 1995-G    $ 70,860,614.01

8. The aggregate amount of Collections of Principal
 Receivables processed during the prior Monthly
 Period and allocated in respect of Series 1996-B
$ 61,493,519.00

9. The aggregate amount of Reallocated Principal
 Collections with respect to the prior Monthly Period
$ 0.00

10. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class A
 Certificates    $ 8,106,456.66

11. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class B
 Certificates    $ 514,990.25

12. The Principal Allocation Percentage(s) during the
 prior Monthly Period
    5/1/96 - 5/12/96    10.32%
    5/13/96 - 5/31/96    9.67%



13. The Floating Allocation Percentage(s) during the prior
 Monthly Period   5/1/96 - 5/12/96    10.32%
                  5/13/96 - 5/31/96    9.67%



14. The aggregate outstanding balance of Accounts which
are 30, 60, 90, 120, 150 and 180 or more days delinquent
as of the end of the prior Monthly Period is
        (a)  30 - 59 days    81,446,032.78
        (b)  60 - 89 days    41,617,220.43
        (c)  90 - 119days    32,467,146.02
        (d) 120 - 149 days   23,611,588.72
        (e) 150 - 179 days   18,638,627.95
        (f) 180 or more days  3,875,926.27

15. The Class A Investor Default Amount for the prior
 Monthly Period is    $ 2,087,577.00

16. The Class B Investor Default Amount for the prior
 Monthly Period is    $ 132,379.00

17. The Collateral Default Amount for the prior Monthly
 Period    $ 191,983.00

18. The aggregate amount of Class A Investor Charge
 Offs for the prior Monthly Period is    $ 0.00

19. The aggregate amount of Class B Investor Charge
 Offs for the prior Monthly Period is    $ 0.00

20. The aggregate amount of Collateral Charge Offs for
 the prior Monthly Period    $ 0.00

21. The aggregate amount of Class A Investor Charge
 Offs reimbursed on the Distribution Date is    $ 0.00

22. The aggregate amount of Class B Investor
 Charge-Offs reimbursed on the Distribution Date is    $ 0.00

23. The aggregate amount of Collateral Charge Offs
 reimbursed on the Distribution Date     $ 0.00

24. The amount of the Class A Servicing Fee for the prior
 Monthly Period is    $ 270,312.67

25. The amount of the Class B Servicing Fee for the prior
 Monthly Period is    $ 17,187.33

26. The amount of Collateral Servicing Fee for the prior
 Monthly Period is    $ 25,000.00

27. The amount of Servicer Interchange for the prior
 Monthly Period    $ 625,000.00

28. The Class A Pool Factor as of the Record Date for the
 Distribution Date is    $ 1.00

29. The Class B Pool Factor as of the Record Date for the
 Distribution Date is    $ 1.00

30. The Class A Investor Amount after giving effect to any
 payments on the Distribution Date is    $ 648,750,000.00

31. The Class A Invested Amount after giving effect to any
 payments on the Distribution Date is    $ 648,750,000.00

32. The Class B Investor Amount after giving effect to any
 payments on the Distribution Date is    $ 41,250,000.00

33. The Class B Invested Amount after giving effect to any
 payments on the Distribution Date is    $ 41,250,000.00

34. The amount, if any, by which the outstanding principal
 balance of the Class A Certificates exceeds the Class
 A Investor Amount after giving effect to any activity on
 the Distribution Date is    $ 0.00

35. The amount, if any, by which the outstanding principal
 balance of the Class B Certificates exceeds the Class
 B Investor Amount after giving effect to any activity on
 the Distribution Date is    $ 0.00

36. The Available Cash Collateral Amount as of the close
 of business on the Distribution Date is    $ 15,000,000.00

37. The Collateral Interest as of the close of business on
 the Distribution Date    $ 60,000,000.00

38. The amount on deposit in the Cash Collateral Account
 as of the close of business on the Distribution
 Date is                $ 15,000,000.00

39.  The amount on deposit in the Principle Funding Account
 as of the close business on the Distribution
 Date is                         $ 0.00

40. The amount on deposit in the Interest Funding Account
 as of close of business on the Distribution
 Date is                         $ 0.00

41. The amount on deposit in the Reserve Account as of
 the close of business on the Distribution Date is    $ 0.00

42. The amount by which the Net Portfolio Yield for the
 prior Monthly Period exceeds the Base Rate for such
 Monthly Period     2.84%

43.     The Net Portfolio Yield for the prior Monthly
        Period is 11.13%


44. The Base Rate for the Prior Monthly Period is     8.29%

45. The amount of Interchange with respect to the prior
 Monthly Period is    $ 781,250.00

46. The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution
 Date)                      $ 0.00



  ADVANTA NATIONAL BANK USA,
  as Servicer



  By:____________________________
       Michael Coco
       Vice President